Exhibit 99

August 2, 2017

Dominion Energy Midstream Partners Announces Second-Quarter 2017 Earnings

•	Net Income attributable to the partnership of $42.0 million
•	Adjusted EBITDA of $68.6 million for second-quarter 2017
•	Management affirms targeted 22 percent annual distribution growth through 2020

RICHMOND, Va. – Dominion Energy Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $42.0 million for the three months ended June 30, 2017. Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $68.6 million, which includes $4.0 million of Dominion Energy Questar Pipeline integration costs that were reimbursed by its general partner. Distributable cash flow was $40.7 million for the quarter.

Dominion Energy Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors. Dominion Energy Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the partnership’s financial performance and liquidity. Schedules B and D of this press release include reconciliations to the most directly comparable GAAP measures.

QUARTERLY DISTRIBUTION

On July 21, 2017, the Board of Directors declared a quarterly distribution of $0.2880 per common and subordinated unit, payable on Aug. 15, 2017, to such unitholders of record at the close of business Aug. 4, 2017. This distribution represents a 5 percent increase over last quarter and supports our 22 percent annual distribution growth rate plan.

CONFERENCE CALL TODAY

Dominion Energy Midstream and Dominion Energy will jointly host a second-quarter earnings conference call at 9 a.m. ET on Wednesday, Aug. 2, 2017. Management will discuss its second-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657. International callers should dial (334) 323-9872. The passcode for the conference call is “Dominion.” Participants should dial in 10 to 15 minutes prior to the scheduled start time. Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the partnership’s investor information page at www.dominionenergymidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET Aug. 2, 2017 and lasting until 11 p.m. ET Aug. 9, 2017. Domestic callers may access the recording by dialing (877) 919-4059. International callers should dial (334) 323-0140. The PIN for the replay is 89026239. Additionally, a replay of the webcast will be available on the investor information pages by the end of the day

Aug. 2, 2017.

ABOUT DOMINION ENERGY MIDSTREAM

Dominion Energy Midstream is a Delaware limited partnership formed by Dominion Energy, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets. It is headquartered in Richmond, Va. For more information about Dominion Energy Midstream, visit its website at www.dominionenergymidstream.com.

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CONTACTS:    Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dominionenergy.com

                             Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dominionenergy.com

Dominion Energy Midstream Partners, LP

Schedule A - Consolidated Statements of Income*

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(millions, except per unit data)
Operating Revenue	$115.7	$85.6	$245.9	$168.6
Operating Expenses
Purchased gas	9.8	4.0	22.0	4.9
Other operations and maintenance	38.1	16.1	69.2	36.1
Depreciation and amortization	25.4	10.2	50.3	20.2
Other taxes	9.2	6.8	18.5	14.1
Total operating expenses	82.5	37.1	160.0	75.3
Income from operations	33.2	48.5	85.9	93.3
Earnings from equity method investees	5.2	3.7	13.2	10.1
Other income	1.3	0.9	2.6	1.4
Interest and related charges (benefit)	8.1	-	15.8	(0.1)
Net income including noncontrolling interest and predecessors	$31.6	$53.1	$85.9	$104.9
Less: Net income (loss) attributable to noncontrolling interest	(10.4)	30.6	(8.3)	59.3
Net income attributable to partners	$42.0	$22.5	$94.2	$45.6

Net income attributable to partners’ ownership interest
Preferred unitholders’ interest in net income	$9.5	$-	$19.0	$-
General partner’s interest in net income	0.3	0.6	3.0	1.0
Common unitholders’ interest in net income	21.8	12.9	48.9	26.3
Subordinated unitholder’s interest in net income	10.4	9.0	23.3	18.3

Net income per limited partner unit (basic)
Common units	$0.33	$0.28	$0.73	$0.57
Subordinated units	$0.33	$0.28	$0.73	$0.57
Net income per limited partner unit (diluted)
Common units	$0.31	$0.28	$0.67	$0.57
Subordinated units	$0.33	$0.28	$0.73	$0.57

*	The notes contained in Dominion Energy Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP

Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*

(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(millions)

Net income including noncontrolling interest and predecessors	$31.6	$53.1	$85.9	$104.9
Add:
Depreciation and amortization	25.4	10.2	50.3	20.2
Interest and related charges (benefit)	8.1	-	15.8	(0.1)
EBITDA	$65.1	$63.3	$152.0	$125.0
Distributions from equity method investees	7.0	5.9	14.0	11.7
Less:
Earnings from equity method investees	5.2	3.7	13.2	10.1
EBITDA attributable to noncontrolling interest	(1.7)	38.3	8.8	74.5
Adjusted EBITDA	$68.6	$27.2	$144.0	$52.1

*	The notes contained in Dominion Energy Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP

Schedule C - Summary of Consolidated Statements of Cash Flows*

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(millions)
Cash flows from operating activities:
Net income including noncontrolling interest and predecessors	$31.6	$53.1	$85.9	$104.9
Adjustments to reconcile net income including noncontrolling interest and predecessors to net cash provided by operating activities	33.4	8.8	89.1	25.5
Net cash provided by operating activities	$64.7	$61.9	$175.0	$130.4

Net cash used in investing activities	$(175.3)	$(354.4)	$(537.1)	$(654.2)

Net cash provided by financing activities	$90.0	$281.3	$393.0	$513.0

Cash and cash equivalents at beginning of period	91.1	35.4	39.6	35.0
Cash and cash equivalents at end of period	$70.5	$24.2	$70.5	$24.2

*	The notes contained in Dominion Energy Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP

Schedule D - Reconciliation of Distributable Cash Flow to  Net Cash from Operating Activities*

(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(millions)
Net cash provided by operating activities	$64.7	$61.9	$175.0	$130.4
Less:
Cash attributable to noncontrolling interest	1.8	38.8	20.6	79.5
Other changes in working capital and noncash adjustments	5.5	4.1	(10.9)	1.2
Equity method investee distributions included in investing activities	0.2	-	0.5	-
Adjusted EBITDA	68.6	27.2	144.0	52.1
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-	(19.0)	-
Plus (less): Deferred revenue	(0.2)	-	(0.3)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(1.4)
Less: Maintenance capital expenditures	(12.7)	(2.3)	(25.9)	(7.8)
Plus: Acquisition costs funded by Dominion Energy	4.0	0.1	4.2	0.1
Less: Interest expense and AFUDC equity	(8.8)	(0.5)	(16.9)	(1.0)
Plus: Non-cash director compensation	-	-	0.1	0.1
Distributable cash flow	$40.7	$23.8	$84.8	$44.1

*	The notes contained in Dominion Energy Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS

Subsequent to the acquisition of Dominion Energy Questar Pipeline, we define distributable cash flow as Adjusted EBITDA less distributions to preferred unitholders, maintenance capital expenditures and interest expense and adjusted for known timing differences between cash and income.

Dominion Energy Midstream Partners, LP

Schedule E - Selected Financial Data*

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
(millions, except ratio)
Adjusted EBITDA	$68.6	$27.2	$144.0	$52.1
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-	(19.0)	-
Plus (less): Deferred revenue	(0.2)	-	(0.3)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(1.4)
Less: Maintenance capital expenditures	(12.7)	(2.3)	(25.9)	(7.8)
Plus: Acquisition costs funded by Dominion Energy	4.0	0.1	4.2	0.1
Less: Interest expense and AFUDC equity	(8.8)	(0.5)	(16.9)	(1.0)
Plus: Non-cash director compensation	-	-	0.1	0.1
Distributable cash flow	$40.7	$23.8	$84.8	$44.1
Distributions:
Incentive distribution rights	4.3	0.7	7.2	1.1
Common unitholders	19.4	10.7	37.8	21.0
Subordinated unitholder	9.2	7.6	18.0	14.7
Total distributions	$32.9	$19.0	$63.0	$36.8
Coverage ratio	1.24x	1.25x	1.35x	1.20x

*	The notes contained in Dominion Energy Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.